Investor Presentation November 2021

centerspacehomes.com 2 SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10- K for the period ended December 31, 2020. We assume no obligation to update or supplement forward- looking statements that become untrue due to subsequent events.

centerspacehomes.com 3 Strong Operating Results Driven by Consistent Occupancy and Accelerating Rent Growth  Same-store lease over lease growth held steady at 10.8% in Q3 compared to 10.0% in Q2 2021 and 0.7% in Q1 2021  Same-store renewal lease growth accelerated to 7.2% in Q3 compared to 5.6% in Q2 2021 up from 4.0% in Q1 2021  Same-store occupancy remains strong at 94.3% in Q3 compared to 94.3% in Q3 2020 Acquisition and Disposition Activity Continues  September 2021 acquisition of 2,696 homes in Minneapolis and St. Cloud for a purchase price of $359.9 million financed with issuance of convertible preferred operating partnership units and favorable long-term debt  October 2021 disposition of sole remaining commercial property, Minot IPS in Minot, ND for an aggregate sale price of $2.3M  May 2021 disposition of 596 homes in Rochester, Minnesota for a sale price of $60.0M  January 2021 acquisition of Union Pointe for an aggregate purchase price of $76.9M enhanced scale in Denver to 1,713 homes in 5 communities Operating Initiatives Progress to Enhance Customer Experience and Margin Enhancement  Technology implementation underway to further operating efficiencies across the portfolio  Value add opportunities include unit and common area renovations as well as adding amenities such as clubhouses, fitness centers, dog parks and package locker solutions Better Every Days A lot has changed since our business began, and the change of our name to Centerspace is a reflection of who we have become. The rebrand of the company reflects our mission to provide great homes for our residents, our teams, and our investors. It is about coming together for the benefit of everyone – something in which each and every member of our team believes. CENTERSPACE B u i l d i n g o n a S t r o n g F o u n d a t i o n

centerspacehomes.com 4 Differentiated Markets Strong Midwest markets led by Minneapolis and Denver Nashville a new target market Internal Growth Opportunity Enhanced operating platform Value-Add Opportunity Deep value-add pipeline Balance Sheet Flexibility Strong balance sheet with sufficient liquidity to capitalize on future opportunities Experienced Leadership High caliber management and board executing a sound strategic plan COMPANY SNAPSHOT F o c u s e d o n G r o w t h i n M u l t i f a m i l y PORTFOLIO SUMMARY  Founded in 1970, celebrating over 50 Years  Apartment owner/operator with 14,275 homes  Publicly traded since 1997  Portfolio transformation from diversified to focused multifamily from 2017-2019  Total capitalization of $2.6 billion(1)  Added to the S&P SmallCap 600 Index in 2020 0% 50% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 Multifamily and Other % of Gross Real Estate Assets Multifamily Other (1) See page 18 for breakdown

centerspacehomes.com 5 Region Homes Q3 Avg. Rev per Occ. Home(1) Denver, CO 1,713 $2,110 Minneapolis, MN (3) 4,901 $1,593 North Dakota 2,422 $1,305 Omaha, NE 1,370 $1,174 Rochester, MN 1,122 $1,680 St. Cloud, MN (3) 1,524 $1,194 Other Mountain West(2) 1,223 $1,267 Total / Average 14,275 $1,503 (3) Multifamily Acquisitions and Dispositions Since 2017 % of NOI by Market – September 2021 vs 2017 (3)  Acquired 27 new communities in our target markets for $1.1 billion  $355 million in dispositions including 35 communities as we reduce our exposure to less efficient communities in lower- growth markets Percent of NOI by State (3) 4% 57% 3% 6% 17% 13% Denver Minneapolis St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha Target Markets Nashville New Target Market PORTFOLIO OVERVIEW D i f f e r e n t i a t e d P o r t f o l i o - S t r o n g M i d w e s t M a r k e t s (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period (2) Includes Rapid City, SD and Billings, MT (3) Proforma including 2021 acqusitions 0% 10% 20% 30% 40% 50% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Mountain West 2021 2017

centerspacehomes.com 6 Range for 2021 2020 Actual Low High Mid-Point Earnings per Share $(0.15) $0.10 $0.50 $0.30 Revenue $167,807 0.0% 3.0% 1.5% Total Expenses $67,892 3.0% 5.0% 4.0% NOI $97,915 (1.5%) 1.5% 0.0% FFO per Share $3.47 $3.38 $3.62 $3.50 Core FFO per Share $3.78 $3.48 $3.72 $3.60 Range for 2021 Low High Mid-Point Earnings per Share $0.58 $0.76 $0.67 Revenue 2.0% 3.5% 2.8% Total Expenses 4.0% 6.0% 5.0% NOI 0.5% 2.0% 1.3% FFO per Share $3.64 $3.83 $3.74 Core FFO per Share $3.78 $3.94 $3.86 REVISED 2021 FINANCIAL OUTLOOK U p d a t e d O u t l o o k Outlook: May 3, 2021 Outlook: August 2, 2021  No changes to additional 2021 full-year assumptions  Increased mid-point of Core FFO by 3.0% since May Range for 2021 Low High Mid-Point Earnings per Share $(0.36) $(0.24) $(0.30) Revenue 3.5% 4.0% 3.8% Total Expenses 4.5% 5.0% 4.8% NOI 3.0% 3.5% 3.3% FFO per Share $3.40 $3.52 $3.46 Core FFO per Share $3.92 $4.02 $3.97 Outlook: November 2, 2021

centerspacehomes.com 7 -2.6% 0.0% -1.2% -4.2% 7.0% 10.8% 10.0% 0.7% October Q3 Q2 Q1 Same Store New Lease Rate Growth 2020 2021 OPERATIONS UPDATE L e a s i n g T r e n d s R e m a i n S t r o n g 2.9% 0.6% 3.2% 3.3% 7.4% 7.2% 5.6% 4.0% October Q3 Q2 Q1 Same Store Renewal Rate Growth 2020 2021 0.5% 0.4% 1.3% -1.4% 7.1% 9.0% 7.5% 2.0% October Q3 Q2 Q1 Same Store Blended Rental Rate Growth 2020 2021 94.3% 94.3% 94.5% 95.3% 94.0% 94.3% 94.9% 94.9% October Q3 Q2 Q1 Same Store Weighted Average Occupancy 2020 2021

# MINNEAPOLIS/ST. CLOUD 2,696 HOME ACQUISITION

**Portfolio Acquisition Overview**

## Description

- $323,800,000 purchase price ($120k/home)
- 2,696 homes, 95.9% occupied
- Strong submarket locations in Minneapolis and St. Cloud regions
- Growth opportunity through revenue optimization initiatives and future value-add implementations

## Enterprise Highlights

- Accretive equity issuance
- Deepens value add pipeline
- Increases % of NOI from target market
- Attractive rents relative to new supply for-sale housing in the Twin Cities
- Accretive to enterprise cash flow growth

## Community Highlights

- KMS communities well located within their submarkets with proximity to jobs, retail and amenities
- Rent level attainable to large pool of renters
- Majority of communities in portfolio are low density with attractive garden style feel and select densification opportunities
- Strong historical occupancy

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# ACQUSITION PORTFOLIO PLAN

## Acquisition Accretive to Earnings


At Announcement
Other
Acq Cap
Current Property Debt
Preferred Units at Par
At Closing
Assumed Loan
Paydown Line
Other
Acq Cap
Current Property Debt
Preferred Units at Par

Capital Spend

- Approximately $40.0 million of capital will be spent into repositioning the communities over the next 24-36 months

Existing property debt has been assumed and refinanced

- $198,850,000 refinanced under a Fannie Mae credit facility with a weighted average interest rate of 2.78% and maturities at 9.81 years
- $20M loan assumed with an interest rate of 4.31%
- Additional Fannie Mae proceeds used to pay down existing indebtedness
- Acquisition is leverage neutral to current capital stack

Terms on Preferred Units are:

- 3.875% of par value per annum fixed dividend payment
- $83.00 per common operating partnership unit conversion price (conversion from convertible preferred units to common operating partnership units at Seller's election); 2.38M common share equivalents if converted
- CSR can convert, at its sole election, Seller's convertible preferred units into common operating partnership units if CSR's stock price had traded at $83.00/share or greater for 15 of 30 consecutive trading days, AND
- CSR's common dividend has been paid at a level for three consecutive quarters where Seller's as-converted common operating partnership units would earn the equivalent of at least 3.875% yield on Seller's convertible preferred units ($3.22 per share annual dividend threshold)

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centerspacehomes.com 10 Property Market Homes Palisades Minneapolis 330 River Pointe Minneapolis 301 Woodland Pointe Minneapolis 288 Burgundy/Hillsboro Court Minneapolis 251 Windsor Gates Minneapolis 200 Woodhaven Minneapolis 178 New Hope Garden/New Hope Village Minneapolis 151 Wingate Minneapolis 136 Bayberry Place Minneapolis 120 Gatewood St. Cloud 120 Legacy St. Cloud 119 Venue on Knox Minneapolis 97 Plymouth Pointe Minneapolis 96 Pointe West St. Cloud 93 Grove Ridge Minneapolis 84 Southdale Parc Minneapolis 70 The Portage Minneapolis 62 Total 2,696 Venue on Knox, Minneapolis MN Venue on Knox rooftop deck River Pointe Aerial Woodland Pointe, Woodbury MN MINNEAPOLIS/ST.CLOUD ACQUSITION C o m m u n i t i e s

# PORTFOLIO ACQUSITION ADDS KEY SUBMARKET EXPOSURE IN TWIN CITIES

## Minneapolis Map



Brooklyn Park
Fridley
Maple Grove
White Bear Lake
Vadnais Heights
Plymouth
Roseville
Lake Elmo
Wayzata
Minneapolis
St Louis Park
St Paul
Maplewood
Woodbury
Minnetonka
West St Paul
Edina
South St Paul
Eden Prairie
Inver Grove Heights
Bloomington
Cottage Grove
Eagan
Shakopee
Savage
Burnsville
Apple Valley
Rosemount
Prior Lake
Coates
Vermillion
1
2
3
4
5
6
7
8
9
10
11
12
13
14
A
B
C
D
E
F
G
H
I
J

Not pictured CSR communities located outside map boundary: Evergreen and Rum River (Isanti), and Monticello Crossings and Monticello Village (Monticello)

(1) CSR Total does not include 406 homes located outside the map boundary: Evergreen and Rum River (Isanti), and Monticello Crossings and Monticello Village (Monticello)

| | Name | Address | City | Built | Units |
|---|---|---|---|---|---|
| 1 | Palisades | 560 W Sandhurst Dr | Roseville | 1970 | 330 |
| 2 | River Pointe | 7855 E River Rd | Fridley | 1971 | 301 |
| 3 | Woodland Pointe | 6850 Ashwood Rd | Woodbury | 1974 | 288 |
| 4 | Windsor Gates | 7821 Zane Ave N | Brooklyn Park | 1970 | 200 |
| 5 | Woodhaven | 6045 Lyndale Ave S | Minneapolis | 1974 | 178 |
| 6 | Burgundy/Hillsboro Court | 2911 Hillsboro Ave N | New Hope | 1968 | 251 |
| 7 | Wingate | 7700 49th Ave N | New Hope | 1967 | 136 |
| 8 | Bayberry Place | 3395 Yankee Doodle Ln | Eagan | 1995 | 120 |
| 9 | Venue on Knox | 2893 Knox Ave S | Minneapolis | 1959 | 97 |
| 10 | Plymouth Pointe | 9630 37th Pl N | Plymouth | 1968 | 96 |
| 11 | Grove Ridge | 8120 E Point Douglas Rd S | Cottage Grove | 1973 | 84 |
| 12 | New Hope Garden/New Hope Village | 5600 Zealand Ave N | New Hope | 1969 | 151 |
| 13 | Southdale Parc | 2720 W 66th St | Richfield | 1962 | 70 |
| 14 | The Portage | 3146 Calhoun Blvd W | Minneapolis | 1951 | 62 |
| | Acqusition Total | | | | 2,364 |
| A | Park Place | 14550 34th Ave N | Plymouth | 1985 | 500 |
| B | SouthFork | 18001 Jubilee Way | Lakeville | 1988 | 272 |
| C | 71 France | 7161 France Ave S | Edina | 2016 | 241 |
| D | Connelly on Eleven | 2003 121st St E | Burnsville | 1970 | 239 |
| E | Oxbo | 202 7th St W | St. Paul | 2017 | 191 |
| F | Ironwood Apartments | 8400 Bass Lake Rd | New Hope | 2018 | 182 |
| G | Arcata | 901 Xenia Ave S | Golden Valley | 2014 | 165 |
| H | Red 20 | 20 6th St NE | Minneapolis | 2014 | 130 |
| I | Boulder Court | 4182 Rahn Rd | Eagan | 1970 | 115 |
| J | FreightYard | 50 N 4th Avenue | Minneapolis | 1900 | 96 |
| | CSR Total (1) | | | | 2,131 |

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centerspacehomes.com 12 Name Address City Built Units 1 Legacy 248 3rd St S Waite Park 1983 119 2 Pointe West 3225 Maine Prairie Rd Saint Cloud 1975 93 3 Gatewood 813 7th St S Waite Park 1987 120 Acquisiton Total 332 A Park Meadows 408 Park Meadows Dr Waite Park 1982 360 B West Stonehill 690 Prosper Dr Waite Park 1989 313 C Cypress Court 906 Cypress Rd St. Cloud 2015 196 D Regency Park Estates 1615 15th Ave SE St. Cloud 1994 149 E Grand Gateway 4005 24th St S St. Cloud 2002 116 F Ponds 1211 7th Ave S Sartell 2008 58 CSR Total 1,192 1 23 A B C D E F Same-Store Minneapolis and St. Cloud NOI Growth 2018 2019 2020 3 Year CAGR 6.5% 12.5% 3.2% 8.6% Same-Store Minneapolis and St. Cloud Rent Growth 2018 2019 2020 3 Year CAGR 6.4% 8.6% 2.3% 4.1% PORTFOLIO ACQUSITION ADDS TO STRONG PERFORMING TEAM AND PORTFOLIO S t . C l o u d M a p

# MARKET OVERVIEW

**Minneapolis and St. Cloud B Properties Demonstrably Outperform Luxury Throughout the Cycle**

## Minneapolis

- Minneapolis MSA boasts a diversified economy being home to 17 Fortune 500 companies including UnitedHealth Group, Target and Best Buy
- The Twin Cities was well-positioned heading into the pandemic with a tight vacancy rate, strong demand, and solid rent growth
- The urban core has struggled with social distancing, business and office closures, and social unrest
- With roughly 10,000 units under construction, vacancy in the market is expected to continue to climb in urban class A properties
- Asking rent in 3-star (class B) properties has consistently outperformed 4- & 5-star (class A) properties since 2011 – this has been even more pronounced in the current economic environment as new deliveries have been concentrated in the urban core

## St. Cloud

- St. Cloud boasts a low vacancy rate of 2.6%
- 154 units under construction is only ~1% of inventory
- Tight vacancy and low new supply is likely to lead to strong near-term rent growth
- St. Cloud's economy has benefitted from higher employment concentrations in manufacturing and education and health services
- CSR St. Cloud communities achieved 17.8% rent growth on new leases and 5.1% rent growth on renewals in Q3 2021

*St. Cloud market and Minneapolis class B properties have consistently outperformed Minneapolis class A properties*

Year-Over-Year Rent Growth



Minneapolis 4 & 5 Star
Minneapolis 3 Star
St. Cloud
5.0%
0.0%
-5.0%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Source: CoStar

Vacancy



Minneapolis 4 & 5 Star
Minneapolis 3 Star
St. Cloud
40.0%
20.0%
0.0%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Source: CoStar



343,552 Units
4,901 (1.4%)
CSR
Minneapolis



17,556 Units
1,524 (8.7%)
CSR
St.Cloud

Source: US Census Bureau ACS

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centerspacehomes.com 14 Strong Operating Platform RISE BY 5 M a r g i n s C o n t i n u e t o I m p r o v e Same-Store communities continue to see NOI margin growth Buying Efficient Communities Communities acquired have a weighted average margin of 57.2% Selling Inefficient Communities Communities sold have a weighted average margin of 49.9% Dispositions NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 49.9% $1,196 37.8% $818 Average Monthly Revenue/Home Includes rent and other income $992 $1,347 $1,308 Apr-18 Same-Store Pool Current Same-Store Pool Current Non- Same-Store Pool Including KMS 55% 56% 57% 58% 59% 60% 61% 62% 63% 64% 65% (1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing (2) When T12 not available, T3 annualized, or underwriting (3) Proforma including 2021 acqusitions Same-Store NOI Margin 4.0% increase in NOI margin Acquisitions(3) T12(2) NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 57.9% $1,071 53.9% $1,334

# VALUE-ADD OPPORTUNITY

**Enhancing Portfolio Through Renovation Projects**

## Highlights

- 12 communities are in the value-add process
- Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions
- Enhancements improve asset position within the market and maintain competitive advantage


New Regency Lobby

## Unit Renovations thru September 30

| Property | Region | Homes to Renovate | Renovated | Date Complete | Avg. Cost per Unit (1) | Achieved Premium(2) | Estimated ROI(3) |
|---|---|---|---|---|---|---|---|
| Park Place | Minneapolis, MN | 500 | 337 | In process | $17,497 | $252 | 18.20% |
| Connelly on Eleven | Minneapolis, MN | 240 | 208 | In process | $10,332 | $139 | 18.70% |
| SouthFork | Minneapolis, MN | 272 | 145 | In process | $16,903 | $271 | 21.70% |
| Whispering Ridge | Omaha, NE | 336 | 174 | In process | $6,532 | $135 | 28.50% |
| Greenfield | Omaha, NE | 96 | 24 | In process | $12,902 | $125 | 13.70% |
| Lakeside Village | Omaha, NE | 208 | 52 | In process | $16,668 | $217 | 17.90% |
| Colony | Omaha, NE | 232 | 28 | In process | $24,626 | $216 | 12.30% |
| Grandeville | Rochester, MN | 275 | 105 | In process | $14,365 | $240 | 23.30% |
| Quarry Ridge | Rochester, MN | 154 | 58 | In process | $17,140 | $215 | 16.80% |
| Woodridge | Rochester, MN | 110 | 37 | In process | $7,023 | $82 | 16.10% |
| Regency Park Estates | St. Cloud, MN | 147 | 53 | In process | $16,863 | $239 | 19.60% |
| West Stonehill | St. Cloud, MN | 312 | 132 | In process | $13,868 | $239 | 22.50% |
| Total | | 2,882 | 1,353 | | | | |

*(1) Does not include costs related to amenity or common area upgrades*
*(2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes*
*(3) ROI is defined by (premium X 12 months) plus turnover savings divided by (renovation vacancy loss plus total unit cost)*

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centerspacehomes.com 16 $29,822 $42,875 $89,316 $53,845 $52,447 $110,000 $95,000 $85,000 $169,900 $25,000 $78,850 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Common Equity 58% Secured Debt 18% Unsecured Debt 13% Series C Preferred 3% Series D Preferred 1%Series E Preferred 7% Debt Summary Amount % of Total Wtd Avg Int Rate Wtd Avg Maturity Total Secured Debt 490,056,042 58% 3.40% 6.99 Total Unsecured Debt 357,000,000 42% 2.99% 8.10 Private Placement 300,000,000 35% 3.12% 8.88 Line of Credit 57,000,000 7% 2.34% 4.00 Total Debt 847,056,043 100% 3.23% 7.46 Fixed Rate 847,056,043 100% 3.23% 7.46 Variable Rate 0 0% 0.00% 0.00 *Share price $94.50 as of 9/30/2021 BALANCE SHEET S e p t e m b e r 3 0 , 2 0 2 1 $2.6B Total Capitalization $847M Total Debt $1.6B Common Equity $297M Preferred Equity % of Total Maturing 3.5% 5.1% 0.0% 10.5% 6.4% 6.2% 13.0% 11.2% 10.0% 20.1% 3.0% 9.3% 1.8% Weighted Average Interest Rate 4.1% 4.0% 0.0% 2.8% 3.7% 3.5% 3.1% 3.9% 2.6% 3.1% 2.7% 2.9% 2.8% $15,000

CAPITAL RECYCLING
Improving Portfolio Metrics

## We focus our energy and capital on improving 3 long-term metrics


Portfolio Quality
NAV per Share
Distributable Cash Growth

Our capital recycling program has enhanced the quality of our business by improving:

- The efficiency and growth potential of our communities
- Core FFO per share
- Our leverage metrics and overall balance sheet flexibility
- NAV per share

## Multifamily portfolio quality has improved since 2017

| | 2017 | Today (1) |
|---|---|---|
| Communities | 100 | 79 |
| Homes | 13,212 | 14,275 |
| Homes per Community | 132 | 180 |
| Buildings | 709 | 515 |
| Avg Monthly Rent | $980 | $1, 336 |
| NOI Margin % | 57.2% | 57.8% |
| % of NOI in Top-50 MSA | 13% | 74% |

*(1) Proforma including 2021 acquisitions*

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# RECENT ACQUISITIONS

**Focus on Expanding our Portfolio in Target Markets of Minneapolis and Denver**







### UNION POINTE APARTMENTS

**DENVER, CO / $76.9 MILLION**

- A 256-home community built in 2019
- Conveniently located Longmont with close proximity to Boulder
- Amenities include fitness center, workstations and a laptop bar, resort-style pool and bike and ski repair room
- One, two and three-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space

### PARKHOUSE APARTMENTS

**DENVER, CO / $144.7 MILLION**

- A 465-home community built in 2016
- Conveniently located in the north metro of Denver with close proximity to employment centers and amenities
- Amenities include two fitness centers, two billiard room, community garden, and resort style pool
- One, two and three-bedroom homes feature contemporary granite countertops, stainless steel appliances, walk-in closets, floor-to-ceiling windows

### IRONWOOD APARTMENTS

**MINNEAPOLIS, MN / $46.3 MILLION**

- A 182-home community built in 2018; first new product in submarket in 20 years
- Conveniently located to multiple employment centers and amenities
- Previously financed the development with a $16.6 million mezzanine note, acquiring the asset after stabilization
- One, two and three-bedroom homes feature quartz countertops, stainless steel appliances, and private balconies with views of golf course and pool deck

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centerspacehomes.com 19 MIDWEST HAS STRONG FUNDAMENTALS C e n t e r s p a c e L o w e s t U n e m p l o y m e n t R a t e A m o n g P e e r s a n d 2 3 % B e l o w t h e U S A v e r a g e  Centerspace portfolio has lower unemployment among peers and the national average  Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collections rates Source: SNL, BLS, Company Data 3.7% 4.2% 4.6% 4.7% 4.8% 4.9% 5.1% 5.1% 5.2% 5.3% 5.4% 5.5% 5.8% 5.8% 6.4% 6.4% 7.0% CSR IRT MAA AMH US Average BRG NXRT SUI CPT INVH ELS UMH UDR AIV AVB EQR ESS September 2021 Weighted Average Unemployment Rate state unemployment rate weighted by unit count

# MIDWEST HAS STRONG FUNDAMENTALS

## Centerspace Maintains Lowest Under Construction Portfolio Among Peers


Weighted Average Portfolio Under Construction %
Weighted by Unit Count in Metro
2.4%
3.6%
3.8%
4.4%
4.4%
4.6%
4.7%
4.8%
5.2%
5.3%
CSR
ESS
IRT
EQR
AVB
CPT
MAA
UDR
BRG
NXRT

*Source: SNL, CoStar*

- Centerspace's markets have the lowest percentage of construction among multifamily peers
- Low supply in CSR portfolio allows for opportunity to drive rent and maintain occupancy

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# OPERATIONS REVIEW

## Secondary Markets See Low Supply

| Region | % of NOI(1) | Population | Market Units(2) | Median HH Income | Unemployment Rate(3) | 3-Month Avg Job Growth(3) | Median Home Value | T12 Deliveries(4) | Market Vacancy(5) | Market Rent Growth(5) | Under Construction(4) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Minneapolis | 41.9% | 3,640,043 | 343,552 | $83,698 | 3.0% | 7.7% | $349,509 | 9,051 | 5.3% | 2.2% | 11,553 |
| Denver | 16.8% | 2,967,239 | 334,181 | $85,641 | 4.8% | 8.0% | $563,161 | 6,017 | 5.5% | 10.0% | 18,420 |
| Rochester | 7.7% | 221,921 | 13,748 | $75,926 | 2.3% | 7.6% | $273,275 | 97 | 5.4% | 3.3% | 0 |
| St. Cloud | 7.4% | 201,964 | 17,556 | $66,076 | 2.9% | 6.7% | $249,720 | 418 | 2.0% | 4.1% | 243 |
| Grand Forks | 4.8% | 100,815 | 13,934 | $57,301 | 2.4% | 6.6% | $218,234 | 0 | 6.0% | 1.7% | 0 |
| Bismarck | 5.0% | 128,949 | 12,356 | $70,979 | 2.3% | 7.3% | $299,963 | 108 | 2.7% | 1.9% | 89 |
| Billings | 4.4% | 181,667 | 8,715 | $60,962 | 1.9% | 5.7% | $299,055 | 0 | 1.7% | 12.2% | 0 |
| Minot | 3.4% | 75,713 | 8,797 | $71,343 | 3.5% | -8.0% | $201,393 | 0 | 2.7% (6) | 1.9% (6) | 0 |
| Lincoln | 6.1% | 336,374 | 35,115 | $61,539 | 1.3% | 6.6% | $243,501 | 319 | 2.9% | 4.6% | 588 |
| Omaha | 6.1% | 949,442 | 81,150 | $70,373 | 1.7% | 6.0% | $236,619 | 852 | 4.2% | 4.6% | 2,252 |
| Rapid City | 2.5% | 142,107 | 8,962 | $58,361 | 2.3% | 8.7% | $270,281 | 96 | 2.5% | 8.0% | 15 |

Sources: US Census Bureau, Bureau of Labor Statistics, Zillow, CoStar
(1) As of September 30, 2021, KMS Underwriting
(2) Total units in housing structures with 5+ units per US Census Bureau
(3) September 2021
(4) As of 9/30/2021
(5) Q3 2021 average from CoStar
(6) Bismarck rent growth and vacancy used as a proxy for Minot

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# BEST-IN-CLASS GOVERNANCE

**High Caliber Leadership Focused on High Quality Governance**

## Executive Management Team

**Mark O. Decker, Jr.**
PRESIDENT AND CEO



**John A. Kirchmann**
EVP AND CFO



**Anne M. Olson**
EVP AND COO



Bhairav Patel is joining the Company as Executive Vice President and will transition into the role of Chief Financial Officer ("CFO") in the first quarter of 2022.

CSR rated ISS's top score of 1 - indicating highest quality corporate governance practices and lowest governance risk

| | | | | | | |
|---|---|---|---|---|---|---|
| Jeffrey P. Caira *Since 2015* | Michael T. Dance *Since 2016* | Mark O. Decker Jr. *Since 2017* | Emily Nagle Green *Since 2018* | Linda J. Hall *Since 2011* | Mary J. Twinem *Since 2018* | John A. Schissel *Since 2016* |

**BOARD OF TRUSTEES**


57%
43%
Female
Male

**TRUSTEE TENURE**


43%
57%
More than 5 Years
3-5 Years

**AGE OF TRUSTEES**


Over 65
61-65
55-60
50-55
Under 50

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# ESG HIGHLIGHTS

**Strong Focus on Environmental, Social and Corporate Governance**

| | |
|---|---|
| Energy Efficiency | Completed installation of 3,323 LED light bulbs<br><br>Only ENERGY STAR rated appliances used for replacement |
| Water Conservation | Provide shared cost water services encouraging lower consumption<br><br>Installed new common area laundry equipment at 10 communities; compliant with the US-DOE for energy + water |
| Air Quality | Utilize low VOC flooring, paints, adhesives and sealants<br><br>Non-smoking communities |

**3.9**

0.7 increase in reputation score during COVID-19 pandemic

**648**

paid team member volunteer hours

Serving the broader communities in which we operate and supporting our team members' community involvement is important to us. Here are some organizations that have received sponsorships and financial donations through CSR's Corporate Giving Initiative:

- Habitat for Humanity
- Homes for Our Troops
- YMCA
- United Way Local Chapter
- Feed My Starving Children
- Ronald McDonald House Charities
- Cristo Rey High School

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centerspacehomes.com 24 INVESTMENT HIGHLIGHTS Best-In-Class Governance

centerspacehomes.com 25 APPENDIX

centerspacehomes.com 26 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 27 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 28 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.